Welcome

Imprimis Pharmaceuticals, Inc.
Investor Update

December 16, 2013

Robert J. Kammer

Chairman, Imprimis Pharmaceuticals, Inc.

imprimis PHARMACEUTICALS

Mark L. Baum

CEO, Imprimis Pharmaceuticals, Inc.

imprimis PHARMACEUTICALS

Imprimis Accomplishments

Corporate Vision and 2014 Outlook

Imprimis Strategic Positioning


NCEs
Risk
505(b)(2)
Generics
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PHARMACEUTICALS
Reward

2013 Drivers of Healthcare







Health Care Reform	Drug Quality and Security Act (DQSA) (Law Passed Last Month—11/27/13)
US Healthcare Market focused on: 1. Maintaining quality 2. Lowering costs 3. Getting everyone covered	We believe Congress recognized the opportunity to "federalize" the compounding pharmacy market AND address: • The physician and consumer demand for personalized/customized medicine • The ever-growing drug shortage list • Facility quality standards (i.e. Meningitis 2012)

New realities require a new way of thinking

The Compounding Pharmacy Model



- Approx. 7,500 US compounding pharmacies governed by *state pharmacy laws*
- Compounding pharmacists make patient-specific medications under physician's treatment directives
- Repurpose the more than 7,800 FDA approved generic drugs to build new medicines

Bottom-Up Approach to Drug Development


R&D
Clinical &
Regulatory
Sales & Marketing
Big
Pharma
Physician
Physician
Personalized
Pharma
Pharmacist
Patient
Pharmacist
Patient

Personalized Medicine *Today*

The Prescriber-Pharmacist-Patient Triad


Physicia
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Patient
Pharmacis
t

- Physicians and Pharmacists understand patient needs
- Pharmacists customize medications for specific patient needs
- The Triad can identify opportunities to help large numbers of patients

Key Accomplishments

- Recapitalized the business
- Continued to develop innovative relationships with pharmacists and physicians
- Formalized our ARM process to evaluate innovation
- Acquired IP in four key therapeutic areas: Ophthalmology, Wound Management, Urology and Pain.
- Created Ophthalmology Division
  - Announced plans to become a commercial company in Ophthalmology in 1H2014
  - Hired Industry veteran—John Saharek—who has already begun building out the sales team

imprimis PHARMACEUTICALS

Gary Seelhorst

Vice President, Corporate Development
Imprimis Pharmaceuticals, Inc.

Pipeline Assets and ARM Process

How Our Business Works


Identify
Evaluate
Validate
Commercialize

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PHARMACEUTICALS

Patient-Focused Model



Rx
Innovation
Pre-Screen Criteria
- IP
- Reimbursement
- Data
- Compoundability
Asset Review Methodology
(ARM™)
FDA Commercialization
Pathway
IMMY IP Formulations or Bases
Compounding Channels
505(b)(2)
Ophthalmology
Pain
Urology
Wound
Care
Innovation
Network
Prescribers
Patients

Asset Review Methodology (ARM™)



Rx Innovation
Pre-Screen Criteria
- IP
- Data
- Reimbursement
- Compoundability
Legal Feasibility Assessment
REJECT
ARM™ Phase 1
REJECT
ARM™ Phase 2
REJECT
Patentability and FTO
Target Product Profile
Medical Need
Commercial Attractiveness
Compoundability Assessment
"Catch-All" Feasibility
Financial Analysis
CMC Analysis
Preclinical Safety Analysis
Clinical Feasibility Analysis
Business Development Analysis
Regulatory Assessment
Payer Evaluation
Affinity Segmentation
Asset Ready to Monetize

John Saharek

VP, Commercialization Ophthalmology Division

Imprimis Pharmaceuticals, Inc.

“Go Dropless” – Ophthalmic Division Overview

Ophthalmic Opportunity

- > 3.5 Million cataract procedures annually
- ~ $1 Billion market for pre-op and post-op therapeutics
  - Drops make up a significant portion of this market
- Patient challenges with Drop Therapy
  - Compliance
  - Cost
- Doctor challenges with Drop Therapy
  - Staff Time
  - Patient Counseling
- Imprimis Pharmaceuticals “Dropless Thera
  - Proprietary Compound Formulations
  - Provided as part of the surgical procedure
  - Patient friendly
  - Staff friendly
  - Cost effective



Creating a Market for TriMoxi



Create Awareness for TriMoxi
Clearly define the downstream effects on clinic staff and patient
Discourage drop therapy
·Establish drops as the least preferred option
·Raise awareness around compliance and cost issues
Establish TriMoxi as "hero"
Preferred, intra-operative, safe and effective pharmacologic option for patients
Define the market
Shape the market
Capture the market

Developing the Market

- Build Imprimis ophthalmology commercial tean
- Identify and recruit Key Opinion Leaders (KOLs
- Develop a pricing and access strategy
- Create clear concise messaging
- Implement a broad communication strategy
  - Ophthalmic Symposiums & Congresses
  - Podium Presentations
  - Trade Journal Articles
- Develop training materials
- Set up the state-by state distribution network







2014 Outlook

2014 Outlook

- Compounding pharmacy facilities strategy
- Sell, make and distribute ophthalmology products
- Launch business divisions in wound management, urology and pain
- Begin scaling business to establish national footprint
- Continue to hire key employees

Condensed Balance Sheet

(Unaudited and Abbreviated)

		September 30, 2013
ASSETS		
Current Assets		
Cash and short term investments	$	16,877,683
Other assets		525,609
TOTAL ASSETS	$	17,403,292
LIABILITIES AND STOCKHOLDERS' EQUITY		
Accounts payable and other accruals	$	1,058,545
TOTAL LIABILITIES		1,058,545
Stockholder's Equity		
Common stock, $0.001 par value, 395,000,000 shares authorized,		
8,970,364 shares issued and outstanding		8,970
Additional paid-in capital		46,201,042
Deficit accumulated during the development stage		(29,865,265)
TOTAL STOCKHOLDERS' EQUITY		16,344,747
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$	17,403,292

Company Overview

- Approx. $17M in cash as of September 30, 2013
- Nominal debt; no preferred instruments
- Near, mid and long term catalysts
- Strong key strategic / innovative relationships
- Experienced management team to execute

Questions?

imprimis PHARMACEUTICALS

Thank You!
Happy Holidays